Exhibit 10(b)

                 CONSENT OF SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

      We hereby consent to the reference to our firm included in the prospectus and statement of additional information of Merrill Lynch Large Cap Growth Focus Fund of Mercury V.I. Funds, Inc. filed as part of its Registration Statement (File No. 333-68879) and to the use of our opinion of counsel, incorporated by reference to Exhibit 9 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on April 15, 1999.

New York, New York
February 13, 2001                     /s/ Swidler Berlin Shereff Friedman, LLP
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                                          Swidler Berlin Shereff Friedman, LLP